Holders of Record, holding 5% or more of the outstanding balance for Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates Series 2003 C9 as reflected in the security position listing as of December 31, 2003 provided by DTC.

Class	Name and Address of Holder	Amount Held	% Class
A1	JP Morgan Chase Bank	10,000,000	9%
	14201 Dallas Parkway
	Dallas, TX 75254

	US Bank NA/Safekeeping West	55,000,000	51%
	First Trust Center SPFT 0913
	180 East Fifth Street, 9th Flr
	St. Paul, MN 55101

	Fifth Third Bank	37,367,000	35%
	38 Fountain Square Plaza
	Mail Drop 3404
	Cincinnati, OH 45263

A2	JP Morgan Chase Bank	32,963,000	27%
	14201 Dallas Parkway
	Dallas, TX 75254

	SSB&T Co.	41,085,000	33%
	1776 Heritage Drive
	Global Corporate Action Unit JAB5NW
	No. Quincy, MA 02171

	Fifth Third Bank	36,625,000	30%
	38 Fountain Square Plaza
	Mail Drop 3404
	Cincinnati, OH 45263

A3	The Bank of New York/ABN-AMRO UK	40,000,000	19%
	One Wall Street
	New York, NY 10286

	Wachovia Capital Markets LLC	53,302,000	25%
	301 South College Street
	Charlotte, NC 28288

	Citigroup Global Markets Inc/Salomon Bros	15,000,000	7%
	333 W. 34th Street, 3rd Flr
	New York, NY 10001

	JP Morgan Chase Bank	62,625,000	30%
	14201 Dallas Parkway
	Dallas, TX 75254

	SG Cowen Securities Corp.	15,000,000	7%
	560 Lexington Avenue
	New York, NY 10022

A4	The Bank of New York	55,475,000	11%
	One Wall Street
	New York, NY 10286

	Wachovia Capital Markets LLC	30,476,000	6%
	301 South College Street
	Charlotte, NC 28288

	Citibank	95,295,000	19%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	JP Morgan Chase Bank	143,065,000	28%
	14201 Dallas Parkway
	Dallas, TX 75254

	Mellon Trust of New England NA	27,685,000	5%
	525 William Penn Place, Suite 3418
	Pittsburgh, PA 15259

B	Citibank	20,476,000	59%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	JP Morgan Chase Bank	13,000,000	38%
	14201 Dallas Parkway
	Dallas, TX 75254

C	The Bank of New York	2,000,000	12%
	One Wall Street
	New York, NY 10286

	Citibank	7,000,000	40%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	JP Morgan Chase Bank	8,238,000	48%
	14201 Dallas Parkway
	Dallas, TX 75254

D	The Bank of New York	7,000,000	21%
	One Wall Street
	New York, NY 10286

	Citibank	20,539,000	62%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	JP Morgan Chase Bank	5,000,000	15%
	14201 Dallas Parkway
	Dallas, TX 75254

E	Citibank	8,000,000	56%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	JP Morgan Chase Bank	6,366,000	44%
	14201 Dallas Parkway
	Dallas, TX 75254